                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      DWS Strategic Municipal Income Trust
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     6) Amount Previously Paid:

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     7) Form, Schedule or Registration Statement No.:

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     8) Filing Party:

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     9) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (01-07)

                 DWS DREMAN VALUE INCOME EDGE FUND, INC. ("DHG")
                          DWS HIGH INCOME TRUST ("KHI")
                      DWS MULTI-MARKET INCOME TRUST ("KMM")
                       DWS MUNICIPAL INCOME TRUST ("KTF")
                  DWS STRATEGIC MUNICIPAL INCOME TRUST ("KSM")
                       DWS STRATEGIC INCOME TRUST ("KST")
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154


                                  ------------


                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 2008


                                  ------------

This is the formal agenda for the joint annual meeting of DHG, KHI, KMM, KTF, KSM and KST (individually, a "Fund" and collectively, the "Funds"). It tells you the proposal that will be voted on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the shareholders of the DWS funds listed above:

A joint annual meeting of the shareholders of each DWS fund listed above will be held May 20, 2008 at 4:00 p.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 (the "Meeting"), to consider the following proposal (the "Proposal"):

PROPOSAL: To elect Board Members to the Board of each Fund as outlined below:

          (A) For KHI, KMM and KST only, to elect thirteen Board Members to the Board of each Fund;

          (B) For KTF and KSM only, to elect thirteen Board Members to the Board of each Fund, with eleven Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only; and

          (C) For DHG only, to elect ten Board Members to the Board of the Fund.

The individuals named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the DWS funds listed above at the close of business on March 28, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business for any Fund is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of a Fund's Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy material are being mailed to shareholders on or about April 7, 2008. This proxy is being solicited on behalf of your Fund's Board.

                                                   By Order of the Board Members

                                                               -s- John Millette

                                                                   John Millette
                                                                       Secretary

                                                                   April 4, 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING. IF YOU COMPLETE AND SIGN THE PROXY CARD (OR TELL US HOW YOU WANT TO VOTE BY VOTING BY TELEPHONE OR VIA THE INTERNET), WE WILL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY CARD, WE WILL VOTE IT IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL GEORGESON INC., YOUR FUND'S PROXY SOLICITOR, AT THE SPECIAL TOLL-FREE NUMBER WE HAVE SET UP FOR YOU (1-800-561-3991), OR CONTACT YOUR FINANCIAL ADVISOR.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                   VALID SIGNATURE
------------                                   ---------------
Corporate Accounts
  (1) ABC Corp                         ABC Corp
                                       John Doe, Treasurer
  (2) ABC Corp.                        John Doe, Treasurer
  (3) ABC Corp. c/o John Doe,
      Treasurer                        John Doe
  (4) ABC Corp. Profit Sharing Plan    John Doe, Trustee
Partnership Accounts
  (1) The XYZ Partnership              Jane B. Smith, Partner
  (2) Smith and Jones, Limited
      Partnership                      Jane B. Smith, General Partner
Trust Accounts
  (1) ABC Trust Account                Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d
     12/28/78                          Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. F/b/o John
     B. Smith Jr.                      John B. Smith
GMA/UTMA
  (2) Estate of John B. Smith          John B. Smith, Jr., Executor

                              JOINT PROXY STATEMENT
                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

                                                                   April 4, 2008

                                     GENERAL

This proxy statement (this "Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board Members of each of the DWS funds listed in the enclosed Notice of Joint Annual Meeting of Shareholders (each a "Fund" and collectively, the "Funds"), to be held jointly at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 on May 20, 2008 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"), at which shareholders will be asked to consider the proposal (the "Proposal").

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Shareholders and the accompanying proxy card (the "Proxy Card"), is being mailed to shareholders on or about April 7, 2008. It explains what you should know before voting on the matter described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposal below, the word "fund" sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. The term "Board," as used herein, refers to a board of trustees/directors of a Fund. The term "Board Member," as used herein, refers to a person who serves as a trustee or director of a Fund (a "Trustee" or "Director").

The Meeting is being held to consider and to vote on the following Proposal for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL: To elect Board Members to the Board of each Fund as outlined below:

          (A) For KHI, KMM and KST only, to elect thirteen Board Members to the Board of each Fund;

          (B) For KTF and KSM only, to elect thirteen Board Members to the Board of each Fund, with eleven Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only; and

          (C) For DHG only, to elect ten Board Members to the Board of the Fund.

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

KTF AND KSM ONLY. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, each Board may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Board Members, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the eleven remaining Board Members.

The most recent Annual Report of each Fund, containing audited financial statements for the applicable fiscal years, and the most recent Semiannual Reports succeeding the Annual Report of each Fund, when applicable (each, a "Report"), previously have been furnished to each Fund's shareholders. An additional copy of each Report will be furnished without charge upon request by writing to a Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-scudder.com or at the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

                    OVERVIEW OF DWS FUNDS BOARD CONSOLIDATION

At the Meeting, the Board of each Fund is recommending that shareholders elect a slate of Board Members designed to achieve a consolidated Board for the Chicago DWS Funds (which include your Fund) and for certain other DWS funds (the "New York DWS Funds"). (Geographic references merely indicate where the Board for each of these DWS funds has historically held most of its meetings.) The Proposal, which begins on page 12, provides information on the Board Members that you are being asked to elect at the Meeting. Below is information on the initiative to consolidate the Boards of the DWS funds and the process being followed to achieve a consolidated Board.

BACKGROUND

The current DWS funds are the result of a series of mergers and acquisitions of several mutual fund families over the last two decades, including the fund families of Kemper, Scudder, Morgan Grenfell, Alex Brown, Bankers Trust and Deutsche. Due to these various transactions, historically, there have been structural and organizational differences among the DWS funds, including multiple Boards overseeing the DWS funds. Until recently, there were two primary Boards that oversaw the DWS funds: the Board that oversees your Fund(s), referred to as the Chicago Board; and the New York Board. The Chicago Board was the result of the consolidation in 2000 of the two boards that originally oversaw the Kemper Funds. The New York Board was the result of several board consolidations, most recently in 2006 between the boards that originally oversaw the Scudder Funds and the Deutsche Funds.

Due to the previous retirement of several independent Board Members of the Chicago Board and the anticipated future retirement of additional independent Board Members, the Chicago Board began a process in 2006 of exploring the addition of new Board Members to ensure that the Chicago Board would have a sufficient number of qualified individuals to adequately oversee the Chicago DWS Funds in the coming years. At a Board meeting in November 2006, Deutsche Investment Management Americas Inc. ("DIMA"), the Chicago DWS Funds' investment adviser, proposed to the Chicago Board that it consider consolidating with the New York Board. In response, the Chicago Board asked its Nominating and Governance Committee to identify and explore the potential benefits of a consolidated Board. To guide the Chicago Board in considering any board consolidation, the Chicago Board relied on two primary principles: (i) that any consolidation of the Boards overseeing the DWS funds be in the best interests of the Chicago DWS Funds and (ii) that the mix of talents, backgrounds and interests of the members of the consolidated Board would be appropriate and the philosophies regarding board governance be compatible, so as to produce a well-functioning, effective Board.

In its consideration of the proposal, the Nominating and Governance Committee, among other things, reviewed the Investment Company Institute's Independent Directors Council May 2005 Task Force Report on Director Oversight of Multiple Funds, which indicated "that it is generally far more efficient to have a single board review...common policies and procedures, and oversee common arrangements, than to have multiple boards to do so," and that with a single board it is "easier to implement ... changes on a complex-wide basis than in a piecemeal fashion (which could easily occur if different boards were to come to different conclusions)."

In fulfilling the Nominating and Governance Committee's assignment, representatives of the Chicago Board met with representatives of the New York Board on several occasions to discuss DIMA's proposal and its potential benefits and to develop a process by which both the Chicago and New York Boards could work together to determine the desirability of the proposal, identify and address common issues and develop a mutually acceptable timeframe in which any such board consolidation could be implemented. During the course of the meetings, the representatives identified and discussed the potential benefits of consolidating the Chicago and New York Boards, which included the following: (i) the opportunity to fill vacancies on the Chicago Board due to recent and contemplated retirements of several independent Board Members with experienced individuals familiar with the DWS funds and its management organizations; (ii) more efficient use of portfolio managers, fund officers and management personnel and resources involved in Board meetings; (iii) more time for senior fund management to respond to Board requests; (iv) consistent and unified oversight of fund assets and operations; (v) standardization of policies among DWS funds;
(vi) more time for senior fund management to focus on investment performance, servicing shareholders and managing the business; (vii) more timely action on complex wide initiatives and issues; and (viii) the opportunity for a consolidated Board to establish uniform board and fund governance policies and compliance policies, reflective of the best practices of each individual Board and the industry.

With the assistance of counsel to the independent Board Members, the New York and Chicago Boards developed a plan of consolidation to address the timing and terms of the proposed board consolidation.

On November 14, 2007, each of the Boards of the Chicago DWS Funds, including the Board of your Fund (i) determined that the formation of a consolidated Board was in the best interests of the Chicago DWS Funds and (ii) approved a plan of consolidation outlining the process for implementing the board consolidation.

Pursuant to the plan of consolidation, a special meeting of shareholders was held on March 31, 2008 for each open-end Chicago DWS Fund (the "Open-End Funds") to elect a slate of Board Members designed to achieve the consolidated Board. The Board Members elected to the consolidated Board of each Open-End Fund began serving on April 1, 2008 (the "Consolidation Date"). Additionally, on the Consolidation Date, each of the Chicago Board Members continuing as Board Members of the consolidated Board were appointed to the board of each New York DWS Fund. Finally, as part of the plan of consolidation, on the Consolidation Date, each of the Chicago Board Members who did not stand for election to the consolidated Board of the Open-End Funds resigned as Board Members of the Funds. The Chicago Board members who resigned from your Fund's Board on the Consolidation

Date are Messrs. Donald L. Dunaway, James R. Edgar and Robert B. Hoffman, and Ms. Shirley D. Peterson. Accordingly, until new Board Members are elected, the Board of each Fund consists of only five Board Members: Messrs. John W. Ballantine, Paul K. Freeman, William McClayton, Axel Schwarzer and Robert H. Wadsworth.

Further, pursuant to the plan of consolidation, on the Consolidation Date, certain Board governance changes became effective for each DWS fund, including the Funds. The changes included: (i) the adoption of new Board Governance Policies; (ii) the appointment of new members to the standing committees of each Board; and (iii) the adoption of new charters for each standing committee. Additional information on these Board governance changes as they relate to the Funds can be found under "Board Structure" on page 19 below.

As of the Consolidation Date, each of the Chicago Board Members continuing as Board Members of the consolidated Board, except Dr. Freeman and Mr. Wadsworth, serve on the Board of 50 registered trusts/corporations overseeing 135 funds in the current configuration of the DWS funds complex. Dr. Freeman and Mr. Wadsworth serve on the Board of 48 and 53 registered trusts/corporations, respectively, overseeing 133 funds and 138 funds, respectively, in the current configuration of the DWS funds complex. If elected to each Fund's Board, each of the New York Board Members nominated for election by shareholders would serve on the Board of 50 registered trusts/corporations overseeing 135 funds in the current configuration of the DWS funds complex.

As noted above, four independent Board Members of the Chicago DWS Funds, did not stand for re-election or resigned from each Chicago DWS Fund's Board (the "Non-Continuing Board Members"). As part of the plan of consolidation, the Board of each Chicago DWS Fund determined that, particularly given the benefits that would accrue to the Chicago DWS Funds from the consolidation of the Boards, it was appropriate to provide the Non-Continuing Board Members, a retirement agreement, the terms of which included a one-time benefit. Pursuant to a separate agreement between the Chicago DWS Funds and DIMA, DIMA agreed to reimburse the Funds for the cost of such benefit, given that DIMA and its affiliates also expect to benefit from administrative efficiencies of a consolidated Board. Messrs. Dunaway, Edgar and Hoffman, and Ms. Peterson, the Non-Continuing Board Members, each received a one-time retirement payment in an amount based on the product of (i) such individual's 2007 annual Board Member compensation times (ii) the lesser of five years or the number of years (and/or portion thereof) from April 1, 2008 to the date when such individual would reach the Chicago DWS Funds' mandatory retirement age. The amount received by each Non-Continuing Board Member is as follows: $354,375 in the aggregate for all the Chicago DWS Funds (between $64 and $68,321 per Fund) for Mr. Dunaway; $950,000 in the aggregate for all the Chicago DWS Funds (between $172 and $183,153 per Fund) for Mr. Edgar; $138,750 in the aggregate for all the Chicago DWS Funds (between $25 and $26,750 per Fund) for Mr. Hoffman; and $937,500 in the aggregate for all the Chicago DWS Funds (between $170 and $180,743 per Fund) for Ms. Peterson.

In addition to the one-time benefit, the retirement agreement and the related separate agreement between the DWS Chicago Funds and DIMA also provided the Non-Continuing Board Members of the Chicago DWS Funds certain assurances regarding continuation of insurance and indemnification rights as described below.

   The Funds shall take all actions reasonably necessary to assure that the retirement agreement, the retirement of the independent Board Member and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of the independent Board Member to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that the independent Board Member may incur or suffer arising from or with respect to the independent Board Member's service in such capacity, except to the extent that the consolidated board determines in the exercise of its duties to modify the rights of all board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the independent Board Member, serve to modify any contractual rights that the independent Board Member may have under any agreement to which the independent Board Member and the Funds are parties.

   For the six-year period following the Consolidation Date, the Funds currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Funds and all funds overseen by the consolidated board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Funds provided that any such reduction in coverage apply equally to their present and former Board members.

   Pursuant to the separate agreement, DIMA has agreed that the retirement of the independent Board Members under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the independent Board Members may have under any agreement of indemnification between an independent Board Member and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any independent Board Member, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

   In addition, pursuant to the separate agreement, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the independent Board Members sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the independent Board Members substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such independent Board Member.

   DIMA shall reimburse all reasonable attorney fees, costs, and expenses that an independent Board Member incurs in connection with any demand, action, or proceeding to enforce the separate agreement directly against DIMA.

BOARD CONSIDERATIONS

The factors the Chicago Board considered in determining that a consolidated Board is in the best interests of the Funds include the following:

  - Board Vacancies. Board consolidation provided the opportunity to fill vacancies on the Chicago Board due to recent and contemplated retirements of several independent Board Members with experienced individuals familiar with the DWS funds and its management organizations.

  - Composition of the Consolidated Board. The Board considered the diversity and experience of the nominees that would comprise the consolidated Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and would bring a wide range of expertise to the expanded Board. In addition, all independent nominees have experience as Board Members overseeing other DWS funds.

  - Board Leadership. The Board considered the continuing individual Board Members who are expected to serve as Chairperson of the Board and Chairperson of the various Board Committees.

  - Independence of Board Members. The Board considered that if elected, all but one of the Board Members would be independent Board Members of any DWS fund they oversee.

  - Service Providers. The Board considered that the Chicago DWS Funds would continue to retain the Funds' independent registered public accounting firm, fund counsel and counsel to the independent Board Members.

  - Standardization of Policies. The Board considered that the consolidated Board would provide the opportunity to establish uniform governance and compliance policies with respect to the DWS funds.

  - Efficiency of Oversight. The Board considered that a consolidated Board would provide consistent oversight of the DWS funds and their operations, would allow management to increase its responsiveness to Board requests and allow the Board and management to more efficiently address complex-wide initiatives and issues.

  - Efficient Use of Management Personnel. The Board considered that many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other Chicago DWS Funds and for the New York DWS Funds. A consolidated Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the Funds' business.

  - Size of the Consolidated Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the consolidated Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

                                    PROPOSAL
                            ELECTION OF BOARD MEMBERS

Each Fund is being asked to elect Board Members to the Board as described below. For each Fund, except DHG, Board Members are elected annually pursuant to each Fund's Declaration of Trust and By-Laws. Pursuant to DHG's Articles of Amendment and Restatement and By-Laws, the Board Members of DHG have been divided into three classes with each class being elected to serve for the periods described below and thereafter until the third succeeding annual meeting subsequent to their election.

KHI, KMM AND KST. Mses. Driscoll, Rimel and Stromberg and Messrs. Ballantine, Becton, Fox, Freeman, Froewiss, Herring, McClayton, Schwarzer, Searcy and Wadsworth are Board Member nominees for election by all shareholders.

KTF AND KSM. Holders of the Preferred Shares are entitled to elect two Board Members. Both Messrs. Schwarzer and Wadsworth are nominees for election by holders of the Preferred Shares of each Fund. In addition, eleven other Board Member nominees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Mses. Driscoll, Rimel and Stromberg and Messrs. Ballantine, Becton, Fox, Freeman, Froewiss, Herring, McClayton and Searcy are Board Member nominees for election by all shareholders.

DHG. Ms. Rimel and Messrs. Ballantine, Froewiss and Schwarzer are Class I Board Member nominees for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Ms. Driscoll and Messrs. Fox, Herring and Searcy are Class II Board Member nominees for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified. Ms. Stromberg and Mr. Becton are Class III Board Member nominees for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Messrs. Ballantine and Schwarzer are currently Class I Board Members. Mr. Wadsworth is a current and continuing Class II Board Member with a term expiring in 2009 and Messrs. Freeman and McClayton are current and continuing Class III Board Members with terms expiring in 2010.

Information is provided below as of April 1, 2008 for each Board Member nominee for election at the Meeting. All of the Board Member nominees, except Mr. Schwarzer, would be "non-interested" Board Members, as that term is used in the Investment Company Act of 1940 ("Independent Board Members"). Mr. Schwarzer, CEO of DWS Scudder, would be an "interested" Board Member by virtue of his positions with Deutsche Asset

Management ("DeAM"). Each Board Member nominee has indicated a willingness to serve if elected.

INDEPENDENT BOARD MEMBERS/BOARD MEMBER NOMINEES

                                                          POSITION WITH THE
                                                              DWS FUNDS,
                            BUSINESS EXPERIENCE AND       TERM OF OFFICE(2)
NAME AND                 DIRECTORSHIPS DURING THE PAST    AND LENGTH OF TIME
YEAR OF BIRTH(1)                    5 YEARS                   SERVED(4)
----------------         -----------------------------   -------------------
JOHN W. BALLANTINE       Retired; formerly, Executive    Chicago Board;
(1946)                   Vice President and Chief Risk   Term: Annual or as
                         Management Officer, First       a Class I Board
                         Chicago NBD Corporation/The     Member until 2011;
                         First National Bank of          and Member since
                         Chicago (1996-1998);            1999.
                         Executive Vice President and
                         Head of International Banking
                         (1995-1996). Directorships:
                         Healthways Inc. (provider of
                         disease and care management
                         services); Portland General
                         Electric (utility company);
                         Stockwell Capital Investments
                         PLC (private equity). Former
                         Directorships: First Oak
                         Brook Bancshares, Inc. and
                         Oak Brook Bank

HENRY P. BECTON, JR.     Vice Chairman, WGBH             New York Board;
(1943)                   Educational Foundation.         Term: Annual or as
                         Directorships: Association of   a Class III Board
                         Public Television Stations;     Member until 2010;
                         Becton Dickinson and Company    and Member since
                         (medical technology company);   1990.(3)
                         Belo Corporation (media
                         company); Boston Museum of
                         Science; Public Radio
                         International. Former
                         Directorships: American
                         Public Television; Concord
                         Academy; New England
                         Aquarium; Mass. Corporation
                         for Educational
                         Telecommunications; Committee
                         for Economic Development;
                         Public Broadcasting Service


                                                          POSITION WITH THE
                                                              DWS FUNDS,
                            BUSINESS EXPERIENCE AND       TERM OF OFFICE(2)
NAME AND                 DIRECTORSHIPS DURING THE PAST    AND LENGTH OF TIME
YEAR OF BIRTH(1)                    5 YEARS                   SERVED(4)
----------------         -----------------------------   -------------------
DAWN-MARIE DRISCOLL      President, Driscoll             New York Board;
(1946)                   Associates (consulting firm);   Term: Annual or as
                         Executive Fellow, Center for    a Class II Board
                         Business Ethics, Bentley        Member until 2009;
                         College; formerly, Partner,     and Member since
                         Palmer & Dodge (1988-1990);     1987,(3)
                         Vice President of Corporate     Chairperson since
                         Affairs and General Counsel,    2004.
                         Filene's (1978-1988).
                         Directorships: Trustee of 8
                         open-end mutual funds managed
                         by Sun Capital Advisers, Inc.
                         (since 2007); Director of ICI
                         Mutual Insurance Company
                         (since 2007); Advisory Board,
                         Center for Business Ethics,
                         Bentley College; Trustee,
                         Southwest Florida Community
                         Foundation (charitable
                         organization); Former
                         Directorships: Investment
                         Company Institute (audit,
                         executive, nominating
                         committees) and Independent
                         Directors Council
                         (governance, executive
                         committees)

KEITH R. FOX             Managing General Partner,       New York Board;
(1954)                   Exeter Capital Partners (a      Term: Annual or as
                         series of private equity        a Class II Board
                         funds). Directorships:          Member until 2009;
                         Progressive Holding             and Member since
                         Corporation (kitchen goods      1996.(3)
                         importer and distributor);
                         Natural History, Inc.
                         (magazine publisher); Box Top
                         Media Inc. (advertising); The
                         Kennel Shop (retailer)

PAUL K. FREEMAN          Consultant, World Bank/Inter-   Chicago Board;
(1950)                   American Development Bank;      Term:  Annual or as
                         formerly, Project Leader,       a Class III Board
                         International Institute for     Member until 2010;
                         Applied Systems Analysis        and Member since
                         (1998-2001); Chief Executive    2002, Chairperson
                         Officer, The Eric Group, Inc.   since 2007.
                         (environmental insurance)
                         (1986-1998)

KENNETH C. FROEWISS      Clinical Professor of           New York Board;
(1945)                   Finance, NYU Stern School of    Term: Annual or as
                         Business (1997-present);        a Class I Board
                         Member, Finance Committee,      Member until 2011;
                         Association for Asian Studies   and Member since
                         (2002-present); Director,       2001.(3)
                         Mitsui Sumitomo Insurance
                         Group (US) (2004-present);
                         prior thereto, Managing
                         Director, J.P. Morgan
                         (investment banking firm)
                         (until 1996)


                                                          POSITION WITH THE
                                                              DWS FUNDS,
                            BUSINESS EXPERIENCE AND       TERM OF OFFICE(2)
NAME AND                 DIRECTORSHIPS DURING THE PAST    AND LENGTH OF TIME
YEAR OF BIRTH(1)                    5 YEARS                   SERVED(4)
----------------         -----------------------------   -------------------
RICHARD J. HERRING       Jacob Safra Professor of        New York Board;
(1946)                   International Banking and       Term: Annual or as
                         Professor, Finance              a Class II Board
                         Department, The Wharton         Member until 2009;
                         School, University of           and Member since
                         Pennsylvania (since July        1990.(3)
                         1972); Co-Director, Wharton
                         Financial Institutions Center
                         (since July 2000); Director,
                         Japan Equity Fund, Inc.
                         (since September 2007), Thai
                         Capital Fund, Inc. (since
                         September 2007), Singapore
                         Fund, Inc. (since September
                         2007). Formerly, Vice Dean
                         and Director, Wharton
                         Undergraduate Division (July
                         1995-June 2000); Director,
                         Lauder Institute of
                         International Management
                         Studies (July 2000-June 2006)

WILLIAM MCCLAYTON        Chief Administrative Officer,   Chicago Board;
(1944)                   Diamond Management &            Term: Annual or as
                         Technology Consultants, Inc.    a Class III Board
                         (global management consulting   Member until 2010;
                         firm) (2001-present);           and Member since
                         formerly, Senior Partner,       2004.
                         Arthur Andersen LLP
                         (accounting) (1966-2001).
                         Directorships: Board of
                         Managers, YMCA of
                         Metropolitan Chicago;
                         formerly, Trustee, Ravinia
                         Festival

REBECCA W. RIMEL (1951)  President and Chief Executive   New York Board;
                         Officer, The Pew Charitable     Term: Annual or as
                         Trusts (charitable              a Class I Board
                         organization) (1994 to          Member until 2011;
                         present); Trustee, Thomas       and Member since
                         Jefferson Foundation            1995.(3)
                         (charitable organization)
                         (1994 to present); Trustee,
                         Executive Committee,
                         Philadelphia Chamber of
                         Commerce (2001 to present).
                         Formerly, Executive Vice
                         President, The Glenmede Trust
                         Company (investment trust and
                         wealth management) (1983-
                         2004); Board Member, Investor
                         Education (charitable
                         organization) (2004-2005);
                         Director, Viasys Health Care
                         (January 2007-June 2007)

WILLIAM N. SEARCY, JR.   Private investor since          New York Board;
(1946)                   October 2003; Trustee of 8      Term: Annual or as
                         open-end mutual funds managed   a Class II Board
                         by Sun Capital Advisers, Inc.   Member until 2009;
                         (since October 1998).           and Member since
                         Formerly, Pension & Savings     1993.(2)
                         Trust Officer, Sprint
                         Corporation
                         (telecommunications)
                         (November 1989-September
                         2003)


                                                          POSITION WITH THE
                                                              DWS FUNDS,
                            BUSINESS EXPERIENCE AND       TERM OF OFFICE(2)
NAME AND                 DIRECTORSHIPS DURING THE PAST    AND LENGTH OF TIME
YEAR OF BIRTH(1)                    5 YEARS                   SERVED(4)
----------------         -----------------------------   -------------------
JEAN GLEASON STROMBERG   Retired. Formerly, Consultant   New York Board;
(1943)                   (1997-2001); Director, US       Term: Annual or as
                         Government Accountability       a Class III Board
                         Office (1996-1997); Partner,    Member until 2010;
                         Fulbright & Jaworski, L.L.P.    and Member since
                         (law firm) (1978-1996).         1997.(3)
                         Directorships:  The William
                         and Flora Hewlett Foundation;
                         Service Source, Inc.  Former
                         Directorships: Mutual Fund
                         Directors Forum (2002-2004),
                         American Bar Retirement
                         Association (funding vehicle
                         for retirement plans) (1987-
                         1990 and 1994-1996)

ROBERT H. WADSWORTH      President, Robert H.            Chicago Board;
(1940)                   Wadsworth & Associates, Inc.    Term: Annual or as
                         (consulting firm) (1983 to      a Class II Board
                         present)                        Member until 2009;
                                                         and Member since
                                                         2004.


INTERESTED BOARD MEMBER NOMINEE

                                                       POSITION WITH THE
                                                       DWS FUNDS, TERM OF
                         BUSINESS EXPERIENCE AND         OFFICE(2) AND
NAME AND              DIRECTORSHIPS DURING THE PAST      LENGTH OF TIME
YEAR OF BIRTH(1)                 5 YEARS                   SERVED(4)
----------------     ------------------------------   -------------------
AXEL SCHWARZER       Managing Director, Deutsche      New York Board;
(1958)               Asset Management; Head of        Term: Annual or as
                     Deutsche Asset Management        a Class I Board
                     Americas; CEO of DWS Scudder;    Member until 2011;
                     formerly, board member of DWS    and Member since
                     Investments, Germany (1999-      2006.
                     2005); formerly, Head of Sales
                     and Product Management for the
                     Retail and Private Banking
                     Division of Deutsche Bank in
                     Germany (1997-1999); formerly,
                     various strategic and
                     operational positions for
                     Deutsche Bank Germany Retail
                     and Private Banking Division
                     in the field of investment
                     funds, tax driven instruments
                     and asset management for
                     corporates (1989-1996)


--------

   (1) Unless otherwise indicated, the mailing address of each Board Member Nominee is c/o Chairperson, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

   (2) For DHG, if elected, Ms. Rimel and Messrs. Ballantine, Froewiss and Schwarzer will serve as Class I Board Members with a term expiring in 2011; Ms. Driscoll and Messrs. Fox, Herring and Searcy will serve as Class II Board Members with a term expiring in 2009; and Ms. Stromberg and Mr. Becton will serve as Class III Board Members, with a term expiring in 2010. Mr. Wadsworth is a continuing Class II Board

       Member with a term expiring in 2009 and Messrs. Freeman and McClayton are continuing Class III Board Members with terms expiring in 2010.

   (3) Indicates the year in which the Board Member nominee joined the Board of one or more DWS funds now overseen by the New York Board.

   (4) Each Board Member nominee, except Dr. Freeman and Mr. Wadsworth will oversee 135 funds in the DWS funds complex. Dr. Freeman and Mr. Wadsworth will oversee 133 funds and 138 funds in the DWS funds complex, respectively.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth dollar range of securities beneficially owned and the amount of shares beneficially owned by the Board Member nominees in each Fund as of March 28, 2008.

Under the Board Governance Policies, the consolidated Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS funds.

COMPENSATION OF BOARD MEMBERS AND OFFICERS

Currently, the Funds each pay the Independent Board Members an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as a committee member, committee chairperson and/or as the Independent Board chairperson. The Board Members serve as board members of various other funds advised by DIMA. DIMA pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

Board Members who are officers, directors, employees or stockholders of DIMA or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of DIMA, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan.

Exhibit B to this Proxy Statement sets forth compensation paid to each Board Member by each Fund for its most recently completed fiscal year and to each Board Member nominee by the DWS funds complex (which includes other Chicago DWS Funds, the New York DWS Funds and other DWS funds) for the calendar year ended December 31, 2007.

CERTAIN INDEMNIFICATION ARRANGEMENTS

In addition to customary indemnification rights provided by the governing instruments of each Fund, Board Members may be eligible to seek indemnification from DIMA in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DIMA has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of funds that they have not engaged in conduct that would not entitle them to indemnification, DIMA has also agreed, subject to applicable law and regulation, to indemnify the Funds' Independent Board Members, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses to any Independent Board Member of a
Fund: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which such Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such Independent Board Member's duties as a trustee or director of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to an Independent Board Member or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Funds.

In addition, Dr. Freeman, prior to his service as an Independent Board Member of the Funds, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI"), an affiliate of DIMA, agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DAMI reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DAMI. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

OFFICERS

The officers of each Fund are set forth in Exhibit C hereto.

BOARD STRUCTURE

The primary responsibility of each Fund's Board is to represent the interests of the shareholders and to provide oversight of the management of the Fund. If the Board Member nominees proposed for election to each Board are approved by shareholders, each Board will be comprised of one individual who would be an interested Board Member, and twelve individuals who would be Independent Board Members. SEC rules currently require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board Member nominees are elected by shareholders, 92% will be Independent Board Members. Each of the nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of each Fund.

Each Fund's Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

During calendar year 2007, the Boards of KHI, KTF and KSM each met six times and the Boards of DHG, KMM and KST each met seven times. Each Board Member attended at least 75% of the respective meetings of the Boards and the Committees (if a member thereof) held during calendar year 2007.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to a Fund's Chairperson, P.O. Box 100176, Cape Coral, FL 33904, who will forward it to a specific Board Member if addressed to that Board Member.

Dr. Freeman has served as Chairperson of the Board of each Fund since January 2007. If the Proposal is approved by shareholders, it is anticipated that Ms. Driscoll will serve as Chairperson of each Fund's Board and Dr. Freeman will serve as Vice Chairperson. It is expected that Dr. Freeman will serve as Chairperson of each Fund's Board, effective April 1, 2009, for an initial term of three years.

As of the Consolidation Date, the Board of each Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee (for DHG only), Fixed-Income and Quant Oversight Committee, Operations Committee, Marketing and Shareholder Services Committee and Valuation Committee (each a "Committee"). For each Committee, a new written charter setting forth the Committee's responsibilities was adopted by each Board effective as of the Consolidation Date. The function, membership and number of meetings held in calendar year 2007 for each Committee is discussed below. All Committee members are Independent Board Members.

AUDIT COMMITTEE. Each Fund's Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for a Fund, confers with the independent registered public accounting firm regarding a Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. Each Fund's Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Exhibit D. Each Fund's Audit Committee is comprised of only Independent Board Members who are "independent" as defined in the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CHX") listing standards applicable to closed-end funds. Each Fund's Audit Committee receives representations from the independent registered public accounting firm as to its independence. Each Fund's Audit Committee held seven meetings (eight for DHG) during calendar year 2007.

For the 2007 fiscal year, each Fund's Audit Committee reviewed and discussed the audited financial statements with management. Each Fund's Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Funds' independent registered public accounting firm provided each Fund's Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and each Fund's Audit Committee discussed with representatives of the independent registered public accounting firm their firm's independence, including the matters described beginning on page 26. Based on its review of the Fund's financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, each Fund's Audit Committee recommended to the Fund's Board that the audited financial statements be included in the annual report provided to shareholders for the Fund's 2007 fiscal year. Prior to the Consolidation Date, the members of each Fund's Audit Committee were:

William McClayton (Chair)
Donald L. Dunaway
Robert B. Hoffman

If the Proposal is approved by shareholders, the members of each Fund's Audit Committee will be: William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr.

NOMINATING AND GOVERNANCE COMMITTEE. Each Fund's Nominating and Governance Committee seeks and reviews candidates for consideration as nominees for membership on a Board and oversees the administration of the Board Governance Policies. Each Fund's Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached as Exhibit E.

Each Fund's Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to a Board as nominees for election as Board Members, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to a Fund's Chairperson for the attention of the Chairperson, P.O. Box 100176, Cape Coral, FL 33904.

Each Fund's Nominating and Governance Committee is comprised of only Independent Board Members who are "independent" as defined in the NYSE and the CHX listing standards applicable to closed-end funds. Each Fund's Nominating and Governance Committee held six meetings during calendar year 2007. Prior to the Consolidation Date, the members of each Fund's Nominating and Governance Committee were Shirley D. Peterson (Chair), James R. Edgar and William McClayton. If the Proposal is approved by shareholders, the members of each Fund's Nominating and Governance Committee will be Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton.

CONTRACT COMMITTEE. Each Fund's Contract Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. Each Fund's Contract Committee held two meetings during calendar year 2007. Each Fund's Contract Committee oversees all of the financial arrangements between the Fund and DIMA and its affiliates, as well as the proposed organization of new funds and proposed fund mergers and liquidations. Prior to the Consolidation Date, the members of each Fund's Contract Review Committee were Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. If the Proposal is approved by shareholders, the members of each Fund's Contract Committee will be Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

FIXED-INCOME AND QUANT OVERSIGHT COMMITTEE. Each Fund's Fixed-Income and Quant Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreements. Each Fund's Fixed-Income and Quant Oversight Committee held five meetings during calendar year 2007. Prior to the Consolidation Date, the members of each Fund's Fixed-Income and Quant Oversight Committee were Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. If the Proposal is approved by shareholders, the members of each Fund's Fixed-Income and Quant Oversight Committee will be William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth.

EQUITY OVERSIGHT COMMITTEE (FOR DHG ONLY). DHG's Equity Oversight Committee oversees investment activities of DHG, such as investment performance and risk, expenses and services provided under the investment management agreements. DHG's Equity Oversight Committee held five meetings during calendar year 2007. Prior to the Consolidation Date, the members of DHG's Equity Oversight Committee were John W. Ballantine (Chair), James R. Edgar and Robert B. Hoffman. If the Proposal is approved by shareholders, the members of DHG's Equity

Oversight Committee will be John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel.

OPERATIONS COMMITTEE. Each Fund's Operations Committee oversees the operations of the Fund, such as reviewing a Fund's administrative fees and expenses, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Each Fund's Operations Committee held six meetings during calendar year 2007. Each Fund's Operations Committee oversees insurance, valuation, legal and compliance matters. Prior to the Consolidation Date, the members of each Fund's Operations Committee were Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. If the Proposal is approved by shareholders, the members of each Fund's Operations Committee will be Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth
C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. Each Fund's Valuation Committee functions as a subcommittee of the Operations Committee. Each Fund's Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Each Fund's Valuation Committee held two meetings during calendar year 2007, except KHI, which held three meetings, and DHG, which held four meetings.

MARKETING AND SHAREHOLDER SERVICES COMMITTEE. The Marketing and Shareholder Services Committee is a new committee of each Board created on the Consolidation Date. Each Fund's Marketing and Shareholder Services Committee will oversee the
(i) quality, costs and types of shareholder services provided to the Fund and its shareholders, and (ii) marketing programs, sales practices and literature related to the Fund. If the Proposal is approved by shareholders, the members of each Fund's Marketing and Shareholder Services Committee will be Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

REQUIRED VOTE

Each Fund will vote separately on the election of Board Member nominees. For each Fund, the election of a Board Member nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting.

RECOMMENDATION OF THE BOARD

The Board of your Fund believes that the election of each Board Member nominee is in the best interests of your Fund. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH BOARD MEMBER NOMINEE AS SET FORTH IN THE PROPOSAL.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board, including the Independent Board Members, has selected Ernst & Young LLP ("E&Y") to act as independent registered public accounting firm to audit the books and records of each Fund for the current fiscal year. E&Y has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as the independent registered public accounting firm. E&Y will not be represented at the Meeting.

In connection with the audit of the 2006 and 2007 financial statements, the Funds entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund's Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

The following table shows fees billed by E&Y to each Fund during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services preapproved by each Fund's Audit Committee for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Fund (collectively, the "DIMA Entities"), which engagements relate directly to the operations and financial reporting of the Fund. Each Fund's Audit Committee has reviewed whether E&Y's receipt of non-audit fees from the Fund, DIMA and all DIMA Entities is compatible with maintaining E&Y's independence.

                         AUDIT    AUDIT RELATED                       ALL OTHER
                        FEES(1)      FEES(2)        TAX FEES(3)        FEES(4)
                        -------  --------------  ----------------  --------------
                                         DIMA              DIMA            DIMA
NAME OF FUND              FUND   FUND  ENTITIES   FUND   ENTITIES  FUND  ENTITIES
------------            -------  ----  --------  ------  --------  ----  --------
DHG
  2006*...............      N/A   $0   $ 80,000     N/A  $316,254   $0      $0
  2007................  $52,955   $0   $250,000  $7,221  $486,614   $0      $0
KHI
  2006................  $46,499   $0   $ 80,000  $6,341  $316,254   $0      $0
  2007................  $49,261   $0   $250,000  $6,717  $486,614   $0      $0
KMM
  2006................  $46,574   $0   $ 80,000  $6,351  $316,254   $0      $0
  2007................  $49,344   $0   $250,000  $6,729  $486,614   $0      $0
KTF
  2006................  $49,067   $0   $ 80,000  $6,691  $316,254   $0      $0
  2007................  $51,719   $0   $250,000  $7,053  $486,614   $0      $0

                         AUDIT    AUDIT RELATED                       ALL OTHER
                        FEES(1)      FEES(2)        TAX FEES(3)        FEES(4)
                        -------  --------------  ----------------  --------------
                                         DIMA              DIMA            DIMA
NAME OF FUND              FUND   FUND  ENTITIES   FUND   ENTITIES  FUND  ENTITIES
------------            -------  ----  --------  ------  --------  ----  --------
KSM
  2006................  $46,590   $0   $ 80,000  $6,353  $316,254   $0      $0
  2007................  $49,329   $0   $250,000  $6,726  $486,614   $0      $0
KST
  2006................  $45,860   $0   $ 80,000  $6,254  $316,254   $0      $0
  2007................  $48,620   $0   $250,000  $6,630  $486,614   $0      $0


--------

   (1) "Audit Fees" are the aggregate fees billed for professional services for the audit of each Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

   (2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees." They were for services in connection with an assessment of internal controls and additional related procedures.

   (3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

   (4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

     * DHG commenced operations on November 22, 2006.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund's Audit Committee must pre-approve (i) all services to be performed for a Fund by a Fund's independent registered public accounting firm and (ii) all non-audit services to be performed by a Fund's independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund's Audit Committee may grant the pre-approval for non-audit services described in items
(i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to each Fund's Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by E&Y for services rendered to the Funds and to DIMA Entities for the two most recent fiscal years for each Fund. In assessing E&Y's independence, each Fund's Audit Committee considers the opinions of Fund management.

                      DHG         KHI         KMM         KTF         KSM         KST
                  ----------  ----------  ----------  ----------  ----------  ----------
2006*...........  $  862,017  $1,271,215  $1,271,225  $1,271,565  $1,271,227  $1,271,128
2007............  $1,978,161  $1,708,857  $1,708,869  $1,709,193  $1,708,866  $1,708,770


--------

*    DHG commenced operations on November 22, 2006.

E&Y has advised each Fund's Audit Committee that certain arrangements between the Ernst & Young member firm in Germany ("E&Y Germany") and Deutsche Bank AG ("DB") had been determined to be inconsistent with the SEC auditor independence rules. DB is within the "Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised each Fund's Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised each Fund's Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund's audits were not aware of these arrangements. E&Y informed each Fund's Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

                             ADDITIONAL INFORMATION

PROXY COSTS. The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may call 1-800-561-3991. Any proxy given by a shareholder is revocable until voted at the Meeting.

QUORUM AND REQUIRED VOTE. Proxies are being solicited from your Fund's shareholders by your Fund's Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR election of all Board Member nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to a Fund or in person at the time of the Meeting. For each Fund, except DHG, the presence at the Meeting of 30% of the shares of such Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. For DHG, the presence at the Meeting of a majority of the shares outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. In the event that the necessary quorum to transact business is not present at the Meeting with respect to one or more Funds, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date with respect to those Funds. Adjournment will subject a Fund to additional expenses. For DHG, an adjournment may not extend beyond a date 120 days after the Record Date. For purposes of determining the presence of a quorum for transacting business at the Meeting, broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote. Accordingly, shareholders are urged to forward their voting instructions promptly.

For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Election of Board Members for a Fund requires a plurality vote of the shares of such Fund voting at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Board Members and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the eleven remaining Board Members. Broker non-votes will have no effect; the persons receiving the largest number of votes will be elected.

RECORD DATE AND METHOD OF TABULATION. Shareholders of record at the close of business on March 28, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

FUND NAME                                SHARES OUTSTANDING
---------                                ------------------
DHG....................................     52,140,425.98
KHI....................................     32,291,597.83
KMM....................................     24,256,668.41
KTF
  Common...............................     38,973,230.54
  Preferred............................         53,000.00
KSM
  Common...............................     10,945,306.42
  Preferred............................          2,800.00
KST....................................      4,694,525.18


Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. For the Proposal, shareholders will vote by individual Fund.

The tellers will count shares represented by proxies that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. "Broker non-votes" will have no effect on the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

DEUTSCHE BANK VOTING. Deutsche Bank Trust Company Americas ("Deutsche Bank Trust") will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as "mirror" or "echo" voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

SHARE OWNERSHIP. As of March 28, 2008, each Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the

Fund. Collectively, for each Fund, the Board Members and executive officers of the Fund and each Board Member nominee own less than 1% of such Fund's outstanding shares. As of December 31, 2007, the Independent Board Members, Interested Board Member and executive officers did not own any Preferred Shares of KTF or KSM. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2007 (September 30, 2007 for DHG), all filings were timely, except that Robert A. Kloby, the Chief Compliance Officer, filed a late Form 3 for DHG.

INVESTMENT MANAGER. Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as each Fund's Advisor and manager pursuant to an investment management agreement.

Deutsche Asset Management ("DeAM") is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders' meeting to be held in 2009 should send their written proposals to the Secretary of the applicable Fund at the following address: One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of shareholders will be held in May 2009. A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2009 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 9, 2008 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. Each Fund, except DHG, will treat any such notice received no later than February 23, 2009 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

DHG has established advance notice requirements pursuant to its Amended and Restated Bylaws for the submission of shareholder proposals outside of the process of Rule 14a-8. Pursuant to the advance notice provisions of DHG's Amended and Restated By-Laws, for nominations of individuals for election to the Board of Directors or other business to be properly brought before an annual meeting by a shareholder pursuant to the advance notice provisions, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than November 7, 2008 nor later than 5:00 p.m., Eastern Time, on December 9, 2008.

Such shareholder's notice shall set forth (i) as to each individual whom the shareholder proposes to nominate for election or re-election as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition,

(D) whether such shareholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such shareholder and any shareholder associated person (as defined in the By-Laws), individually or in the aggregate, including any anticipated benefit to the shareholder and the shareholder associated person therefrom; (iii) as to the shareholder giving the notice and any shareholder associated person, the class, series and number of all shares of stock of the Corporation which are owned by such shareholder and by such shareholder associated person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such shareholder and by any such shareholder associated person; (iv) as to the shareholder giving the notice and any shareholder associated person covered by clauses (ii) or (iii) of this paragraph, the name and address of such shareholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such shareholder associated person; and (v) to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such shareholder's notice.

Upon written request by the Secretary or the Board of Directors or any committee thereof, any shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the shareholder pursuant to advance notice provisions. If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with the advance notice provisions.

Only such individuals who are nominated in accordance with the advance notice provisions shall be eligible for election by shareholders as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the advance notice provisions. The chairperson of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the advance notice provisions.

                    OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 1-800-561-3991.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

                                                                       EXHIBIT A

                             NOMINEE SHARE OWNERSHIP

As of March 28, 2008, the Board Member nominees and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Funds.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member nominee in each Fund as of March 28, 2008.

Each Board Member nominee owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the nominee as of March 28, 2008.

                                                  DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
                            -----------------------------------------------------------------------------------------------
                                                                  INDEPENDENT NOMINEES
                            -----------------------------------------------------------------------------------------------
                                      CURRENT BOARD MEMBER NOMINEES                           OTHER NOMINEES
                            ------------------------------------------------  ---------------------------------------------
                              JOHN W.    PAUL K.   WILLIAM      ROBERT H.       HENRY P.   DAWN-MARIE  KEITH R.  KENNETH C.
FUND NAME                   BALLANTINE   FREEMAN  MCCLAYTON     WADSWORTH     BECTON, JR.   DRISCOLL      FOX     FROEWISS
---------                   ----------  --------  ---------  ---------------  -----------  ----------  --------  ----------
DWS Dreman Value Income
  Edge Fund, Inc. ........       0          0         0      $10,001-$50,000       0            0          0          0
DWS High Income Trust.....       0          0         0      $10,001-$50,000       0            0          0          0
DWS Multi-Market Income
  Trust...................       0          0         0      $10,001-$50,000       0            0          0          0
DWS Municipal Income
  Trust...................       0          0         0      $10,001-$50,000       0            0          0          0
DWS Strategic Municipal
  Income Trust............       0          0         0             0              0            0          0          0
DWS Strategic Income
  Trust...................       0          0         0       Over $100,000        0            0          0          0
AGGREGATE DOLLAR RANGE OF
  EQUITY SECURITIES OWNED
  IN ALL DWS FUNDS
  OVERSEEN BY THE              Over       Over       Over          Over           Over        Over       Over       Over
  NOMINEE.................   $100,000   $100,000   $100,000      $100,000       $100,000    $100,000   $100,000   $100,000
                                 DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
                            -------------------------------------------------------------
                                           INDEPENDENT NOMINEES
                            -------------------------------------------------  INTERESTED
                                              OTHER NOMINEES                     NOMINEE
                            -------------------------------------------------  ----------
                            RICHARD J.  REBECCA W.   WILLIAM N.  JEAN GLEASON     AXEL
FUND NAME                     HERRING      RIMEL    SEARCY, JR.    STROMBERG    SCHWARZER
---------                   ----------  ----------  -----------  ------------  ----------
DWS Dreman Value Income
  Edge Fund, Inc. ........       0           0           0             0            0
DWS High Income Trust.....       0           0           0             0            0
DWS Multi-Market Income
  Trust...................       0           0           0             0            0
DWS Municipal Income
  Trust...................       0           0           0             0            0
DWS Strategic Municipal
  Income Trust............       0           0           0             0            0
DWS Strategic Income
  Trust...................       0           0           0             0            0
AGGREGATE DOLLAR RANGE OF
  EQUITY SECURITIES OWNED
  IN ALL DWS FUNDS
  OVERSEEN BY THE              Over        Over         Over         Over         Over
  NOMINEE.................   $100,000    $100,000     $100,000     $100,000     $100,000

                                                          AMOUNT OF SHARES BENEFICIALLY OWNED
                         ----------------------------------------------------------------------------------------------------
                                                                 INDEPENDENT NOMINEES
                         ----------------------------------------------------------------------------------------------------
                               CURRENT BOARD MEMBER NOMINEES                              OTHER NOMINEES
                         -----------------------------------------  ---------------------------------------------------------
                           JOHN W.   PAUL K.   WILLIAM   ROBERT H.    HENRY P.   DAWN-MARIE  KEITH R.  KENNETH C.  RICHARD J.
FUND NAME                BALLANTINE  FREEMAN  MCCLAYTON  WADSWORTH  BECTON, JR.   DRISCOLL      FOX     FROEWISS     HERRING
---------                ----------  -------  ---------  ---------  -----------  ----------  --------  ----------  ----------
DWS Dreman Value Income
  Edge Fund, Inc. .....       0         0         0        1,000         0            0          0          0           0
DWS High Income Trust..       0         0         0        5,000         0            0          0          0           0
DWS Multi-Market Income
  Trust................       0         0         0        5,336         0            0          0          0           0
DWS Municipal Income
  Trust................       0         0         0        1,000         0            0          0          0           0
DWS Strategic Municipal
  Income Trust.........       0         0         0            0         0            0          0          0           0
DWS Strategic Income
  Trust................       0         0         0        9,072         0            0          0          0           0
                                AMOUNT OF SHARES BENEFICIALLY OWNED
                         -------------------------------------------------
                                  INDEPENDENT NOMINEES
                         -------------------------------------  INTERESTED
                                     OTHER NOMINEES               NOMINEE
                         -------------------------------------  ----------
                         REBECCA W.   WILLIAM N.  JEAN GLEASON     AXEL
FUND NAME                   RIMEL    SEARCY, JR.    STROMBERG    SCHWARZER
---------                ----------  -----------  ------------  ----------
DWS Dreman Value Income
  Edge Fund, Inc. .....       0           0             0            0
DWS High Income Trust..       0           0             0            0
DWS Multi-Market Income
  Trust................       0           0             0            0
DWS Municipal Income
  Trust................       0           0             0            0
DWS Strategic Municipal
  Income Trust.........       0           0             0            0
DWS Strategic Income
  Trust................       0           0             0            0

                                                                       EXHIBIT B

                              NOMINEE COMPENSATION

The table below shows (i) the compensation paid to each Board Member nominee by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member nominee from the DWS fund complex for the calendar year ended December 31, 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

                                                                   NAME OF NOMINEE
                           ----------------------------------------------------------------------------------------------
                                     CURRENT BOARD MEMBER NOMINEES                           OTHER NOMINEES
                           ------------------------------------------------   -------------------------------------------
                             JOHN W.     PAUL K.       WILLIAM    ROBERT H.     HENRY P.       DAWN-MARIE        KEITH R.
FUND NAME                  BALLANTINE    FREEMAN      MCCLAYTON   WADSWORTH   BECTON, JR.       DRISCOLL            FOX
---------                  ----------   --------      ---------   ---------   -----------      ----------        --------
DWS Dreman Value Income
  Edge Fund, Inc. .......   $  5,070    $  6,270       $  4,830    $  4,830     $      0        $      0         $      0
DWS High Income Trust....   $  2,860    $  3,513       $  2,710    $  2,710     $      0        $      0         $      0
DWS Multi-Market Income
  Trust..................   $  3,030    $  3,757       $  2,890    $  2,890     $      0        $      0         $      0
DWS Municipal Income
  Trust..................   $  4,420    $  5,476       $  4,220    $  4,220     $      0        $      0         $      0
DWS Strategic Municipal
  Income Trust...........   $  2,840    $  3,530       $  2,720    $  2,720     $      0        $      0         $      0
DWS Strategic Income
  Trust..................   $  2,290    $  2,779       $  2,140    $  2,140     $      0        $      0         $      0
TOTAL COMPENSATION FROM
  FUND COMPLEX(1)........   $215,000    $265,000(2)(4) $205,000(3) $245,250     $200,000(5)(7)  $253,000(5)(6)(7)$203,000(5)(7)
                                                         NAME OF NOMINEE
                           --------------------------------------------------------------------------
                                                         OTHER NOMINEES
                           --------------------------------------------------------------------------
                           KENNETH C.      RICHARD J.     REBECCA W.      WILLIAM N.     JEAN GLEASON
FUND NAME                   FROEWISS         HERRING         RIMEL       SEARCY, JR.       STROMBERG
---------                  ----------      ----------     ----------     -----------     ------------
DWS Dreman Value Income
  Edge Fund, Inc. .......   $      0        $      0       $      0        $      0        $      0
DWS High Income Trust....   $      0        $      0       $      0        $      0        $      0
DWS Multi-Market Income
  Trust..................   $      0        $      0       $      0        $      0        $      0
DWS Municipal Income
  Trust..................   $      0        $      0       $      0        $      0        $      0
DWS Strategic Municipal
  Income Trust...........   $      0        $      0       $      0        $      0        $      0
DWS Strategic Income
  Trust..................   $      0        $      0       $      0        $      0        $      0
TOTAL COMPENSATION FROM
  FUND COMPLEX(1)........   $200,000(5)(7)  $195,000(5)(7) $194,000(5)(7)  $200,000(5)(7)  $189,000(5)(7)



--------

   (1) The fund complex is composed of 138 funds.

   (2) Dr. Freeman received $25,000 in calendar year 2007 for his participation in special ad hoc committee meetings in connection with the DWS funds board consolidation.

   (3) Mr. McClayton is expected to receive $15,000 in calendar year 2008 for his participation in special ad hoc committee meetings in connection with the DWS funds board consolidation.

   (4) Includes $50,000 in annual retainer fees in Dr. Freeman's role as Chairperson of the Chicago Board.

   (5) Reflects aggregate compensation received for serving as a Board Member of the New York DWS Funds and other DWS funds for calendar year 2007.

   (6) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the New York Board.

   (7) Aggregate compensation includes amounts paid to the New York Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the New York Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

                                                                       EXHIBIT C

                                    OFFICERS

Unless otherwise indicated, the address of each officer below is Two International Place, Boston, Massachusetts 02110.


NAME, YEAR OF BIRTH,
POSITION(S) WITH THE              PRINCIPAL OCCUPATION(S) DURING
FUND AND LENGTH OF                       THE PAST 5 YEARS
TIME SERVED                        AND OTHER DIRECTORSHIPS HELD
--------------------             -------------------------------
MICHAEL G. CLARK (1965)          Managing Director(2), Deutsche
  President, 2006-present(1)(3)  Asset Management (2006-
                                 present); President of DWS
                                 family of funds;  Director, ICI
                                 Mutual Insurance Company (since
                                 October 2007); formerly,
                                 Director of Fund Board
                                 Relations (2004-2006) and
                                 Director of Product Development
                                 (2000-2004), Merrill Lynch
                                 Investment Managers; Senior
                                 Vice President Operations,
                                 Merrill Lynch Asset Management
                                 (1999-2000)

PAUL H. SCHUBERT (1963)          Managing Director(2), Deutsche
  Chief Financial Officer,       Asset Management (since July
  2004-present                   2004); formerly, Executive
  Treasurer,                     Director, Head of Mutual Fund
  2005-present(1)(3)             Services and Treasurer for UBS
                                 Family of Funds (1998-2004);
                                 Vice President and Director of
                                 Mutual Fund Finance at UBS
                                 Global Asset Management (1994-
                                 1998)

JOHN MILLETTE (1962)             Director(2), Deutsche Asset
  Vice President,                Management
  2008 -- present
  Secretary,
  1999-present(1)

PATRICIA DEFILIPPIS (1963)       Vice President, Deutsche Asset
  Assistant Secretary,           Management (since June 2005);
  2005-present(1)(3)             formerly, Counsel, New York
                                 Life Investment Management LLC
                                 (2003-2005); legal associate,
                                 Lord, Abbett & Co. LLC (1998-
                                 2003)

ELISA D. METZGER (1962)          Director(2), Deutsche Asset
  Assistant Secretary,           Management (since June 2005);
  2005-present(1)(3)             formerly, Counsel, Morrison and
                                 Foerster LLP (1999-2005)

CAROLINE PEARSON (1962)          Managing Director(2), Deutsche
  Assistant Secretary,           Asset Management
  1997 -- present(1)

NAME, YEAR OF BIRTH,
POSITION(S) WITH THE              PRINCIPAL OCCUPATION(S) DURING
FUND AND LENGTH OF                       THE PAST 5 YEARS
TIME SERVED                        AND OTHER DIRECTORSHIPS HELD
--------------------             -------------------------------

PAUL ANTOSCA (1957)              Director(2), Deutsche Asset
  Assistant Treasurer,           Management (since 2006); Vice
  2007 -- present(1)             President, The Manufacturers
                                 Life Insurance Company (U.S.A.)
                                 (1990-2006)

JACK CLARK (1967)                Director(2), Deutsche Asset
  Assistant Treasurer,           Management (since 2007);
  2008 -- present                formerly, Vice President, State
                                 Street Corporation (2002-2007)

KATHLEEN SULLIVAN D'ERAMO        Director(2), Deutsche Asset
  (1957)                         Management
  Assistant Treasurer,
  2003 -- present(1)

DIANE KENNEALLY (1966)           Director(2), Deutsche Asset
  Assistant Treasurer,           Management
  2008 -- present

JASON VAZQUEZ (1972)             Vice President, Deutsche Asset
  Anti-Money Laundering          Management (since 2006);
  Compliance Officer,            formerly, AML Operations
  2007 -- present(1)(3)          Manager for Bear Stearns (2004-
                                 2006), Supervising Compliance
                                 Principal and Operations
                                 Manager for AXA Financial
                                 (1999-2004)

ROBERT KLOBY (1962)              Managing Director(2), Deutsche
  Chief Compliance Officer,      Asset Management (2004-
  2006 -- present(1)(3)          present); formerly, Chief
                                 Compliance Officer/Chief Risk
                                 Officer, Robeco USA (2000-
                                 2004); Vice President, The
                                 Prudential Insurance Company of
                                 America (1988-2000); E.F.
                                 Hutton and Company (1984-1988)

J. CHRISTOPHER JACKSON (1951)    Director, Deutsche Asset
  Chief Legal Officer,           Management (2006-present);
  2008 -- present(3)             formerly, Director, Senior Vice
                                 President, General Counsel, and
                                 Assistant Secretary, Hansberger
                                 Global Investors, Inc. (1996-
                                 2006); Director, National
                                 Society of Compliance
                                 Professionals (2002-2005)
                                 (2006-2009)


--------

   (1) As a result of their respective positions held with DIMA, these individuals are considered "interested persons" of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

   (2) Executive title, not a board directorship.

   (3) Address: 345 Park Avenue, New York, New York 10154.

                                                                       EXHIBIT D

                                    DWS FUNDS

                             AUDIT COMMITTEE CHARTER
                            (EFFECTIVE APRIL 1, 2008)

I.  PURPOSE

The Audit Committee is a committee of the Board of Trustees/Directors (the "Board") of the DWS Funds. Its primary function is to assist the Board(1) in fulfilling certain of its responsibilities. This Charter sets forth the responsibilities and powers of the Audit Committee. Except to the extent that certain powers of the Board are specifically delegated to the Audit Committee herein, it shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Funds' financial statements; (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting;(2) (4) the independent auditors' qualifications and independence; and (5) the performance of the Funds' independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser's internal audit department, Fund management, and the Board.(3)

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to establish accounting systems, to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and have been

----------
(1) To the extent the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."

(2) The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee's function is limited to the activities set out in Section IV.

(3) If the Fund is listed on the New York Stock Exchange, the Corporate Governance Standards require the Audit Committee's charter to address, as one of the Committee's purposes, that it assist Board oversight of "the performance of the company's internal audit function." Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser's internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser's internal audit department as set forth in Section IV.B.2.

prepared in accordance with generally accepted accounting principles. Accordingly, the responsibilities and powers of the Audit Committee shall be limited by recognition of the following general principles:

- Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

- The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Funds' accounting, reporting and internal control practices.

II.  COMPOSITION

The Audit Committee shall be composed of three or more board members as determined by the Board, each of whom shall be an independent board member. For purposes of the Audit Committee, a board member is independent if:

- he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940; and

- he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and consider whether any of its members qualify as an "audit committee financial expert"(4) as defined in

----------
(4) An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

Form N-CSR.(5) The Audit Committee will submit its recommendations in this regard to the Board for its final determination.

No member of the Audit Committee shall serve on the audit committee of three or more public companies (excluding the Funds), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.  MEETINGS

The Audit Committee shall meet on a regular basis as it deems necessary or appropriate, and may hold special meetings as circumstances warrant.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser's internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

     A. Charter

          Review this Charter annually and recommend changes, if any, to the Board.

     B. Internal Controls

          1. Review annually with Fund management and the independent auditors:

               (a) the organizational structure, reporting relationship,
                   adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and

               (b) their separate evaluation of the adequacy and effectiveness of the Funds' system of internal controls, including those of the Funds' service providers.


----------
(5) If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

          2. Review with Fund management, the independent auditors and the Adviser's internal audit department:

               (a) the Adviser's internal audit department's internal audit scope and plan related to the Funds' systems for accounting, reporting and internal controls;

               (b) the responsibilities, resources and staffing of the Adviser's internal audit department with respect to the activities in IV.B.2.(a) above; and

               (c) any significant internal audit findings or recommendations related to the Funds' systems for accounting, reporting and internal controls and Fund management's response.

          3. Establish procedures for the receipt, retention and treatment of complaints received by the Funds and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

          4. Review at least annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

     C. Independent Auditors

          1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:

               (a) the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

               (b) the independent auditors shall report directly to the Audit
                   Committee.

          2. Pre-approve any engagement of the independent auditors to provide any services to the Funds, including the fees and other compensation to be paid to the independent auditors, except as set forth in Section IV.C.4 below. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Funds ("prohibited non-audit services"):

               (a) bookkeeping or other services related to the accounting records or financial statements of the Funds;

               (b) financial information systems design and implementation;

               (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

               (d) actuarial services;

               (e) internal audit outsourcing services;

               (f) management functions or human resources;

               (g) broker or dealer, investment adviser, or investment banking services;

               (h) legal services and expert services unrelated to the audit;
                   and

               (i) any other services that the Public Company Accounting
                   Oversight Board determines are impermissible.

          3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(6) of the Adviser providing ongoing services to the Funds), if the engagement relates directly to the operations and financial reporting of the Funds except as set forth in Section IV.C.4 below.

          4. Pre-approval by the Audit Committee with respect to engagements of the independent auditors is not required in the following circumstances:

               (a) The Chair of the Audit Committee (or, in his absence, the
                   Vice Chair of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $100,000. All such delegated pre-

----------
(6) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

                   approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

               (b) Pre-approval of non-audit services for a Fund pursuant to
                   Section IV.C. 2 above is not required, if:

                    (i) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and

                    (ii) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

                    (iii) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

               (c) Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to a
                   Fund) pursuant to Section IV.C.3 above is not required, if:

                    (i) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by such Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

                    (ii) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

                    (iii) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          5. On an annual basis, review a report from the independent auditors describing:

               (a) the independent auditors' internal quality-control
                   procedures;

               (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

               (c) all relationships between the independent auditors and the
                   Fund, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

             In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser's internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          6. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

          7. On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

          8. Review the management letter prepared by the independent auditors and Fund management's response.

     D. Financial Reporting Processes

          1. If the Fund is a listed closed-end investment company,

               (a) review with Fund management and the independent auditors, the
                   Funds' audited financial statements (including the opinion of the auditors) and recommend to the Board, if appropriate, that the audited financial statements be included in the Funds' annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder;

               (b) review with Fund management and the independent auditors the
                   Funds' semi-annual financial statements; and

               (c) review the Funds' process for declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies; and

               (d) review such other matters as may be required by any exchange on which a Fund's shares are to be listed.

          2. Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 114, including:

               (a) the independent auditors' judgments about the quality, and not just the acceptability, of the Funds' accounting principles as applied in its financial reporting;

               (b) the process used by Fund management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

               (c) all significant adjustments arising from the audit, whether or not recorded by the Fund;

               (d) when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

               (e) any disagreements with Fund management regarding accounting or reporting matters;

               (f) any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

               (g) significant deficiencies in the design or operation of internal controls.

          3. The independent auditors shall report, within 90 days prior to the filing of a Fund's annual financial statements with the SEC, to the Audit Committee:

               (a) all critical accounting policies and practices to be used;

               (b) all alternative treatments of financial information within
                   GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

               (c) other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

               (d) all non-audit services provided to an entity in the
                   "investment company complex"(7) as defined in paragraph
                   (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

          4. Review, annually, with Fund management and the independent auditors, the Funds' "disclosure controls and procedures"(8) and the Funds' "internal control over financial

----------
(7) "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity:
    (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

(8) "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

             reporting"(9) as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

          5. Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Funds' "disclosure controls and procedures" and "internal control over financial reporting."

     E. Process Improvements

     Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

     F. Legal and Compliance

          1. Review any legal or regulatory matters that arise that could have a material impact on the Funds' financial statements.

          2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Fund management has taken to monitor and control such risk exposures.(10)

          3. Establish clear hiring policies for the Funds with respect to employees or former employees of the independent auditors, and review similar policies of the Adviser in this regard.

     G. Other Responsibilities


----------
(9) "Internal control over financial reporting" is a process designed by, or under the supervision of, the Funds' principal executive and principal financial officers, or persons performing similar functions, and effected by the Funds" Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

    1. Pertain  to  the  maintenance  of   records  that  in  reasonable  detail
       accurately and fairly reflect the transactions and dispositions of the assets of the Fund;

    2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Fund are being made only in accordance with authorization of management and directors of the Fund; and

    3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Funds' assets that could have a material effect on the financial statements.


(10) The Board has delegated to other committees oversight related to investment risks.

          1. Review, annually, the performance of the Audit Committee.

          2. If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.(11)

          3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee's judgment, that is appropriate.

          4. Perform any other activities consistent with this Charter, the Funds' Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

     H. Frequency of Reviews

          Except as otherwise specifically provided herein, the Audit Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

V.  FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.


----------
(11) Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and
     (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Funds' annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                                                                       EXHIBIT E

                                    DWS FUNDS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER
                            (EFFECTIVE APRIL 1, 2008)

I.  PURPOSE

The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees/Directors (the "Board") of the DWS Funds. Its primary function is to recommend individuals for membership on the Board, to nominate officers, board and committee chairs and committee members and to oversee the operations of the Board. The Committee shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

II.  COMPOSITION

The Committee shall be composed of three or more board members(1) as determined by the Board, each of whom shall be an independent board member. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

III.  MEETINGS

The Committee shall meet on a regular basis as it deems necessary or appropriate and may hold special meetings as circumstances warrant.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

     A. Board Nominations

          1. Recommend individuals for membership on the Board, including recommendations of any general qualification standards for evaluation of such candidates.

          2. Recommend individuals for election as Chair and Vice Chair (if any) of the Board.

          3. Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from

----------
(1) To the extent the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."

             shareholders, from other directors or from the Fund's investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail to a designated post office box.

     B. Committee Nominations and Functions

          1. Review at least annually the charters of committees of the Board.

          2. Recommend individuals for membership on all committees and review committee assignments at least annually.

          3. Recommend individuals for Chair and Vice Chair of all committees.

     C. Officers Nominations and Functions

        Recommend individuals for election as officers of the Funds.

     D. Board Operations

          1. Review matters related to the compensation of board members.

          2. Review matters related to the Funds' Code of Ethics and potential conflicts of interests.

          3. Review other matters related to the operation of the Board, including policies relating to retirement of board members, ownership of fund shares by board members and other governance matters.

          4. Review at least annually the effectiveness of board and committee operations.

     E. Proxy Voting

          1. At least annually, review policies and procedures relating to the voting of proxies for Fund portfolio investments.

          2. Review quarterly reports regarding the implementation of such policies.

     F. Engagement of Counsel

          1. Review matters related to the engagement of counsel for the Funds and counsel for the independent board members.

     G. Frequency of Reviews

        Except as otherwise specifically provided herein, the Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

     H. Other Powers and Responsibilities

          1. Review this Charter annually and recommend changes, if any, to the Board.

          2. Investigate any other matter brought to its attention within the scope of its duties.

          3. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

          4. The Committee may consult with counsel to the Funds and counsel to the independent board members and, subject to the approval of the Board, may retain such other outside counsel, consultants or other experts at the expense of the Fund as the Committee may deem appropriate.

          5. Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

              DWS STRATEGIC MUNICIPAL INCOME TRUST - COMMON SHARES

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 2008

     P The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to
     R vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the offices of Deutsche
     O Asset Management, 345 Park Avenue, New York, New York 10154 on May 20, 2008, at 4:00 p.m., Eastern time, and at any adjournments thereof.

     X       ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO
             INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY
     Y       WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                     THE FUND OFFERS SHAREHOLDERS OF RECORD
                         THREE WAYS TO SUBMIT YOUR PROXY

         TELEPHONE PROXY                         INTERNET PROXY                          PROXY BY MAIL
This method of submitting a proxy        Visit the Internet voting Web          Simply sign and date your proxy
is available for residents of the        site at                                card and return it in the
U.S., Puerto Rico and Canada.  On        HTTP://PROXY.GEORGESON.COM.            postage-paid envelope to
a touch tone telephone, call TOLL        Have this proxy card ready and         Georgeson Inc., Wall Street
FREE 1-877-381-4019, 24 hours a          follow the instructions on your        Station, P.O. Box 1102, New York,
day, 7 days a week.  Have this           screen.  You will incur only           NY 10269-0646.  If you are
proxy card ready, then follow the        your usual Internet charges.           submitting your proxy by
prerecorded instructions.  Your          Available 24 hours a day, 7            telephone or the Internet, please
vote will be confirmed and cast as       days a week until 5:00 p.m.            do not mail your proxy card.
you have directed.  Available 24         Eastern Time on May 19, 2008.
hours a day, 7 days a week until
5:00 p.m. Eastern Time on May 19,
2008.

                                                     ____________

                                                     ____________

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE

--------------------------------------------------------------------------------
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.
          THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.
--------------------------------------------------------------------------------

1. Election of Board Members:
    (01) John W. Ballantine   (06) Kenneth C. Froewiss  (10) William N. Searcy, Jr.        FOR all nominees          WITHHOLD
    (02) Henry P. Becton, Jr. (07) Richard J. Herring   (11) Jean Gleason  Stromberg   listed (except as noted  authority to vote
    (03) Dawn-Marie Driscoll  (08) William McClayton                                    on the line at left)     for all nominees
    (04) Keith R. Fox         (09) Rebecca W. Rimel                                             [ ]                     [ ]
    (05) Paul K. Freeman

___________________________________________________________________________
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.)

                                                          PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
                                                          ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

                                                          Date ____________________________________________, 2008

                                                          ________________________________________________________
                                                          Signature

                                                          ________________________________________________________
                                                          Signature (if held jointly)

                                                          NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                                          APPEAR.  WHEN SIGNING AS AN ATTORNEY, EXECUTOR,
                                                          ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR
                                                          FULL TITLE AS SUCH.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

             DWS STRATEGIC MUNICIPAL INCOME TRUST - PREFERRED SHARES

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 2008

     P The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to
     R vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the offices of Deutsche
     O Asset Management, 345 Park Avenue, New York, New York 10154 on May 20, 2008, at 4:00 p.m., Eastern time, and at any adjournments thereof.

     X       ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO
             INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY
     Y       WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE

--------------------------------------------------------------------------------
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.
          THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.
--------------------------------------------------------------------------------

1. Election of Board Members:
    (01) John W. Ballantine   (06) Kenneth C. Froewiss  (10) William N. Searcy, Jr.        FOR all nominees          WITHHOLD
    (02) Henry P. Becton, Jr. (07) Richard J. Herring   (11) Jean Gleason  Stromberg   listed (except as noted  authority to vote
    (03) Dawn-Marie Driscoll  (08) William McClayton    (12) Robert H. Wadsworth        on the line at left)     for all nominees
    (04) Keith R. Fox         (09) Rebecca W. Rimel     (13) Axel Schwarzer                     [ ]                     [ ]
    (05) Paul K. Freeman

___________________________________________________________________________
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.)

                                                          PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
                                                          ENVELOPE.

                                                          Date ____________________________________________, 2008

                                                          ________________________________________________________
                                                          Signature

                                                          ________________________________________________________
                                                          Signature (if held jointly)

                                                          NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                                          APPEAR.  WHEN SIGNING AS AN ATTORNEY, EXECUTOR,
                                                          ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR
                                                          FULL TITLE AS SUCH.